Rule 497(e)
File Nos. 33-73832 and 811-8268

FOR SHAREHOLDERS OF FIRSTHAND TECHNOLOGY LEADERS FUND

Supplement dated August 22, 2011 to Prospectus dated April 30, 2011

Since early May, because of numerous macroeconomic uncertainties and resulting adverse conditions in equity markets, Firsthand Technology Leaders Fund has maintained a higher-than-normal level of cash. The Fund’s current cash holdings are in excess of 50% of net assets. The portfolio managers of the Fund expect to continue this practice as long as they believe adverse market conditions continue to exist, and they may employ the practice again in the future if they perceive similar market conditions are present. Shareholders of the Fund should note that while the Fund engages in such temporary defensive measures, the Fund’s principal investment strategy of investing 80% of its assets in high-technology companies will not be fully implemented. Should the market rebound in a dramatic fashion within a very short period of time, the Fund’s cash holdings could cause the Fund to underperform.

In addition to maintaining relatively high levels of cash in the portfolio, the portfolio managers may also purchase put options in an effort to protect principal in the Fund. A put option, a type of derivative security, gives the Fund the right to sell a security at a predetermined price in the future. Options, however, may not always be successful hedges. Their prices can be highly volatile and using options could lower the Fund’s total return.